                                                                   EXHIBIT 99(a)

BEARER 6% DEBENTURES

                             LETTER OF TRANSMITTAL

                                   TENDER OF
    6% CONVERTIBLE SUBORDINATED DEBENTURES DUE JUNE 10, 2002 IN BEARER FORM
                                IN EXCHANGE FOR
      13 3/8% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE DECEMBER 31, 2003

  AND THE SALE OF UP TO $25,000,000 OF 13 3/8% CONVERTIBLE SENIOR SUBORDINATED
                      NOTES DUE DECEMBER 31, 2003 FOR CASH

     WHICH WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                PRIOR TO CLOSING
                                       OF
                        COEUR D'ALENE MINES CORPORATION

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 P.M. LONDON TIME
                         (5:00 P.M. NEW YORK CITY TIME)
                ON JULY 27, 2001, UNLESS THE OFFER IS EXTENDED.
            TENDERS MAY BE WITHDRAWN PRIOR TO 10:00 P.M. LONDON TIME
            (5:00 P.M. NEW YORK CITY TIME), ON THE EXPIRATION DATE.

To:  The Bank of New York, as Exchange Agent
     30 Cannon Street
     London EC4M 6XH
     England

Attention:  Huriye Davey
     Telephone: 44-207-964-6582
     Attention: Julie McCarthy
     Telephone: 44-207-964-6513
     Fax: 44-207-964-6369

     Delivery of this Letter of Transmittal to an address, or transmittal to a facsimile number, other than as set forth above will not constitute a valid delivery. Deliveries by hand or courier must be clearly marked: COEUR EXCHANGE OFFER.

     This Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed. Use this Letter of Transmittal for Bearer 6% Debentures only. DO NOT USE THIS LETTER OF TRANSMITTAL FOR REGISTERED DEBENTURES.

     A holder of Debentures wishing to tender Debentures must, on or before 10:00 P.M., London time (5:00 P.M., New York City time) on the Expiration Date, comply with one of the following procedures:

     a) Deliver a duly completed Letter of Transmittal together with the Debentures to the Exchange Agent, at its address specified above in this Letter of Transmittal. Debentures exchanged by Coeur d'Alene Mines Corporation in the Offer must include all unmatured coupons.

     b) In the case of Debentures held through Euroclear or Clearstream book-entry delivery facilities, a holder wishing to tender Debentures must first arrange for an electronic instruction to be sent to Euroclear or Clearstream in accordance with their normal procedures instructing either Euroclear or Clearstream, as the case may be, to tender debentures on the holder's behalf.

     c) Alternatively (in the case of Debentures held through Euroclear or Clearstream), the direct account holder in either Euroclear or Clearstream may submit a Letter of Transmittal to the Exchange Agent and simultaneously irrevocably instruct Euroclear or Clearstream, as the case may be to:

        1. block any attempt to transfer the tendered Debentures on or prior to the exchange date for the Debentures accepted by Coeur d'Alene Mines Corporation in the Exchange Offer;

        2. debit its account on the exchange date in respect of all Debentures tendered (or in respect of such lesser portion of such Debentures as shall be accepted in the exchange) upon receipt of an instruction by the Exchange Agent to have such Debentures, including all unmatured coupons, delivered to Citibank, N.A., the Trustee for the Debentures, for cancellation (but subject to the automatic withdrawal of the relevant portion of such irrevocable instructions in the event that the Letter of Transmittal is withdrawn or revised by the direct accountholder prior to 10:00 P.M. London time (5:00P.M. New York City time), on the Expiration Date, in each case as notified to Euroclear or Clearstream, as the case may be, by the Exchange Agent on or before the exchange);

        3. authorize Euroclear or Clearstream to disclose the name of the direct accountholder and information about the foregoing instructions to the Exchange Agent; and

        4. confirm that the direct accountholder is concurrently delivering a Letter of Transmittal to the Exchange Agent tendering Debentures for exchange in the Exchange Offer.

          Any holder of Debentures tendering Debentures via this procedure must ensure that the instructions transmitted through the Euroclear or Clearstream accountholder can be allocated to the Exchange Offer. Holders must submit a separate set of instructions for each Letter of Transmittal submitted, and the instructions so transmitted must cover the entire aggregate principal amount of Debentures tendered pursuant to such Letter of Transmittal, notwithstanding any pro rata reduction in the aggregate principal amount of Debentures accepted as a result of the tender of more than the maximum principal amount of Debentures to be accepted for exchange. To the extent that instructions cannot be reconciled with the terms of the Exchange Offer, the tender may be deemed not to have been properly submitted.

     None of Coeur d'Alene Mines Corporation, the Dealer Manager, the Exchange Agent or the Information Agent will be responsible for the communication of tenders by owners of Debentures to the direct account holders in Euroclear or Clearstream through which they hold Debentures or by such accountholders to the Exchange Agent, Euroclear or Clearstream.

     Holders tendering Debentures for exchange will not be responsible for the payment of any fees or commissions to the Exchange Agent, the Trustee for the Debentures, the Dealer Manager or the Information Agent. Debenture holders should, however, consult with the direct account holders in Euroclear or Clearstream as to any transaction fees.

     In no event should a tendering holder of Debentures send a Letter of Transmittal or Debentures to Euroclear, Clearstream, the Dealer Manager, the Information Agent, the Trustee, or Coeur.

                         AGREEMENTS AND ACKNOWLEDGMENTS

     The Undersigned acknowledges receipt of the Preliminary Prospectus, dated July 2, 2001, (the "Prospectus") of Coeur d'Alene Mines Corporation relating to Coeur's offer to exchange its 6% Convertible Subordinated Debentures due June 10, 2002 on the terms and conditions set forth in the Prospectus and the related Letter of Transmittal constituting the Exchange Offer. Capitalized terms used herein and not otherwise defined have the meaning assigned to them in the Prospectus.

     On the terms and subject to the conditions of the Exchange Offer, the Undersigned hereby tenders the Debentures specified, at the exchange ratio indicated, under "Information as to Debentures Tendered" in the Signature Annex of this Letter of Transmittal. The Undersigned acknowledges that this Letter of Transmittal will not be considered to have been duly completed unless the Signature Annex hereto has been duly completed and signed.

     The Undersigned hereby (a) represents that it has delivered Debenture Instructions with respect to the Debentures specified in this Letter of Transmittal to Euroclear or Clearstream, as the case may be, by tested telex or according to their normal procedures, (b) further authorizes Euroclear or Clearstream, as the case may be, to take those actions specified in the description of the Exchange Offer in the Prospectus with respect to the Debentures, (c) authorizes the Exchange Agent further to instruct Euroclear or Clearstream, as the case may be, as to the aggregate principal amount of such Debentures that shall have been accepted for exchange by Coeur, and (d) represents that it has instructed Euroclear or Clearstream, as the case may be, as to the accounts to which the exchange should be credited as specified in the Signature Annex.

     The Undersigned hereby represents and warrants that it owns, or has confirmed that the party on whose behalf the Undersigned is acting owns, on the date of submission, the Debentures being tendered and has the full power and authority to tender the Debentures, and that if the same are accepted for exchange by Coeur d'Alene Mines Corporation pursuant to the Exchange Offer, Coeur d'Alene Mines Corporation will acquire good and marketable title thereto on the exchange date, free and clear of all liens, charges, claims encumbrances, interests and restrictions of any kind. The Undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Coeur d'Alene Mines Corporation to be necessary or desirable to complete such exchange.

     The Undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with "U.S. Persons" and "persons subject to the jurisdiction of the United States" by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

     The Undersigned hereby acknowledges that this Letter of Transmittal constitutes an irrevocable tender for exchange by Coeur d'Alene Mines Corporation of the Debentures specified in the Letter of Transmittal, on the terms and subject to the conditions of the Exchange Offer (and subject to Coeur's right to terminate or amend the Exchange Offer and to a Debenture holder's right to withdraw this Letter of Transmittal prior to 10:00 P.M. London time (5:00 P.M. New York City time) on the Expiration Date, in either case in the manner specified in the Preliminary Prospectus).

THIS LETTER OF TRANSMITTAL WILL NOT BE VALID FOR ANY PURPOSE UNLESS THE SIGNATURE ANNEX HERETO IS SIGNED AND THE OTHER REQUIREMENTS OF THE EXCHANGE OFFER ARE MET.

                                SIGNATURE ANNEX

NOTE: COEUR D'ALENE MINES CORPORATION MAINTAINS THE RIGHT TO ACCEPT, ACCEPT BUT PRORATE OR NOT ACCEPT ANY OR ALL OF THE DEBENTURES TENDERED.

EACH LETTER OF TRANSMITTAL MUST HAVE CORRESPONDING DEBENTURE INSTRUCTIONS FOR THE DEBENTURES TENDERED. DEBENTURE INSTRUCTIONS MUST COVER THE ENTIRE AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES TENDERED BY THIS LETTER OF TRANSMITTAL NOTWITHSTANDING ANY LESSER AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES ACCEPTED FOR EXCHANGE.

                     INFORMATION AS TO DEBENTURES TENDERED

All questions must be answered unless otherwise indicated below.

To: The Bank of New York, as Exchange Agent
    30 Cannon Street
    London EC4M 6XH
    England
    Attention: Huriye Davey
    Telephone: 44-207-964-6582
    Attention: Julie McCarthy
    Telephone: 44-207-964-6513
    Fax 44-207-964-6369

IF YOU ARE TENDERING DEBENTURES IN ACCORDANCE WITH PROCEDURE (C) DESCRIBED ABOVE IN THIS LETTER OF TRANSMITTAL, THEN THIS SIGNATURE ANNEX MAY ONLY BE COMPLETED BY THE DIRECT ACCOUNTHOLDER IN EUROCLEAR OR CLEARSTREAM HOLDING THE DEBENTURES TO WHICH THIS SIGNATURE ANNEX RELATES. IF YOU ARE HOLDING DEBENTURES THROUGH A CUSTODIAN, ONLY YOUR CUSTODIAN (OR THE DIRECT ACCOUNTHOLDER IN EUROCLEAR OR CLEARSTREAM HOLDING FOR YOUR CUSTODIAN) MAY COMPLETE THIS SIGNATURE ANNEX ON YOUR BEHALF.

Inclusion of bracketed information is strongly encouraged.

1. [Name of Beneficial Owner:

     Contact Person:

     Address:

     Facsimile: ]

2. (if applicable) Name of Direct Participant in Euroclear or Clearstream signing this Signature Annex:

     Contact Person:

     Address:

     Telephone:

     Facsimile:

3. (if applicable) Name of Clearing System (Euroclear or Clearstream) where Debentures are held:

-------------------------------------------------------------------------------

  Account Number of Direct Participant in Clearing System referred to above where Debentures are held and where accrued interest on the Debentures exchanged are to be credited:

-------------------------------------------------------------------------------
Or

(if applicable) details of Bank account to where accrued interest on the Debentures are to be credited.

4. Debentures Physically Tendered:

-------------------------------------------------------------------------------

                                                                                   TOTAL PRINCIPAL
                                                                                      AMOUNT OF
                                                                                     DEBENTURES
                                                                  DEBENTURE         EVIDENCED BY      PRINCIPAL AMOUNT
                                                                 CERTIFICATE          DEBENTURE         OF DEBENTURES
                                                                  NUMBER(S)        CERTIFICATE(S)         TENDERED*
                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
            Total Principal Amount of Debentures
------------------------------------------------------------------------------------------------------------------------

 (Attach additional signed list if necessary. See Instruction 1.)
--------------------------------------------------------------------------------

* Unless otherwise indicated, it will be assumed that all Debentures evidenced by each certificate delivered to the Exchange Agent are being tendered. Must be in denominations of principal amount of $1000 or any integral multiple thereof. See Instruction 3.

     The Undersigned recognizes that, under certain circumstances set forth in the Prospectus, Coeur d'Alene Mines Corporation may terminate or amend the offer or may postpone the acceptance for exchange of, or the exchange for, Debentures tendered or may accept for exchange fewer than all of the Debentures tendered.

     The Undersigned understands that acceptance of Debentures by Coeur for exchange will constitute a binding agreement between the Undersigned and Coeur upon the terms and subject to the conditions of the Exchange Offer.

5. Check box [ ] if the beneficial owner of the Debentures tendered is a "United States Holder," which means a beneficial owner of Debentures that is for United States Federal income tax purposes (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof or (c) an estate or trust described in Section 7701
   (a)(30) of the Internal Revenue Code of 1986, as amended. For purposes of the foregoing definition, "United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

6. The Undersigned hereby makes all acknowledgments, representations, warranties, agreements and authorizations described in the Letter of Transmittal to which this Signature Annex relates:

                                 Authorized Signature:
                                                      --------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

IMPORTANT NOTICE

THE PERSON OR ENTITY SIGNING THIS SIGNATURE ANNEX MUST EITHER:

(A) BE A DIRECT ACCOUNT HOLDER IN EUROCLEAR OR CLEARSTREAM HOLDING THE DEBENTURES TO WHICH THIS SIGNATURE ANNEX RELATES;

OR

(B) ENSURE THAT THE DEBENTURES TO BE TENDERED ARE DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL

--------------------------------------------------------------------------------

PAYER: THE BANK OF NEW YORK
  -----------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                      PART I -- Taxpayer Identification Number -- For      -------------------------------
 FORM W-9                        all accounts, enter taxpayer identification              Social Security Number
 DEPARTMENT OF THE               number in the box at right and certify by                          or
 TREASURY                        signing and dating below. NOTE: If the account
 INTERNAL REVENUE SERVICE        is in more than one name, see the chart in the       -------------------------------
                                 enclosed Guidelines to determine which number        Employer Identification Number
 PAYER'S REQUEST FOR TAXPAYER    to give the payer.
 IDENTIFICATION NUMBER (TIN)
                                ----------------------------------------------------------------------------------------
                                 PART II -- For payees exempt from backup withholding, please write "EXEMPT" here (see the enclosed Guidelines):
-------------------------------------------------------------------------------------------------------------------------

PART III -- CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification number (or I am writing for a number to be issued to me).
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding
    and
(3) I am a U.S. person (including a U.S. resident alien).
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------------------------------------------------
 Signature ----------------------------------------------------------------------------------- Date ---------- , 2001


 ------------------------------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center, or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part 3 of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the Exchange Agent within sixty (60) days, the Exchange Agent is required to withhold 31% of all cash payments made to me thereafter until I provide a number.

Signature ------------------------------        Date: --------------------, 2001

Name (Please Print) ---------------------------------------------------------

Address (Please Print) ------------------------------------------------------
--------------------------------------------------------------------------------

[ ] CHECK HERE IF OFFERING TO BUY ADDITIONAL EXCHANGE NOTES FOR CASH* AND
    COMPLETE THE FOLLOWING:

    Aggregate Principal Amount of Exchange Notes $________**

 * The Cash Offer is entirely contingent upon the completion of the Exchange Offer and, in no event will we sell any additional Exchange Notes if the Exchange Offer is not completed for any reason.

** Offers for additional purchases of Exchange Notes must be in denominations of principal amount of $1000 and any integral multiple thereof.

[tax form]

Instructions for Form                                                 [IRS LOGO]

W-8BEN

(Rev. December 2000)

CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER FOR
UNITED STATES TAX WITHHOLDING

Section references are to the Internal Revenue Code unless otherwise noted.
--------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

NOTE: For definitions of terms used throughout these instructions, see DEFINITIONS on pages 3 and 4.

PURPOSE OF FORM. Foreign persons are subject to U.S. tax at a 30% rate on income they receive from U.S. sources that consists of:

- Interest (including certain original issue discount (OID));

- Dividends;

- Rents;

- Royalties;

- Premiums;

- Annuities;

- Compensation for, or in expectation of, services performed;

- Substitute payments in a securities lending transaction; or

- Other fixed or determinable annual or periodical gains, profits, or income.

     This tax is imposed on the gross amount paid and is generally collected by withholding on that amount. A payment is considered to have been made whether it is made directly to the beneficial owner or to another person, such as an intermediary, agent, or partnership, for the benefit of the beneficial owner.

     If you receive certain types of income, you must provide Form W-8BEN to:

- Establish that you are a foreign person;

- Claim that you are the beneficial owner of the income for which Form W-8BEN is being provided; and

- If applicable, claim a reduced rate of, or exemption from, withholding as a resident of a foreign country with which the United States has an income tax treaty.

     You may also be required to submit Form W-8BEN to claim an exception from domestic information reporting and backup withholding at a 31% rate, including for certain types of income that are not subject to foreign-person withholding. Such income includes:

- Broker proceeds.

- Short-term (183 days or less) original issue discount (OID).

- Bank deposit interest.

- Foreign source interest, dividends, rents, or royalties.

- Proceeds from a wager placed by a nonresident alien individual in the games of blackjack, baccarat, craps, roulette, or "big 6" wheel.

     You may also use Form W-8BEN to certify that income from a notional principal contract is not effectively connected with the conduct of a trade or business in the United States.

     A withholding agent or payer of the income may rely on a properly completed Form W-8BEN to treat a payment associated with the Form W-8BEN as a payment to a foreign person who beneficially owns the amounts paid. If applicable, the withholding agent may rely on the Form W-8BEN to apply a reduced rate of withholding at source.

     Provide Form W-8BEN to the withholding agent or payer before income is paid or credited to you. Failure to provide a Form W-8BEN when requested may lead to withholding of a 30% or 31% amount from the payment.

NOTE: For additional information and instructions for the withholding agent, see the INSTRUCTIONS FOR THE REQUESTER OF FORMS W-8BEN, W-8ECI, W-8EXP, AND W-8IMY.

WHO MUST FILE. You must give Form W-8BEN to the withholding agent or payer if you are a foreign person and you are the beneficial owner of an amount subject to withholding. Submit Form W-8BEN when requested by the withholding agent or payer whether or not you are claiming a reduced rate of, or exemption from, withholding.

     DO NOT use Form W-8BEN if:

- You are a U.S. citizen (even if you reside outside the United States) or other U.S. person (including a resident alien individual). Instead, use FORM W-9, Request for Taxpayer Identification Number and Certification.

- You are a disregarded entity with a single owner that is a U.S. person and you are not a hybrid entity claiming treaty benefits. Instead, provide Form W-9.

- You are a nonresident alien individual who claims exemption from withholding on compensation for independent or dependent personal services performed in the United States. Instead, provide FORM 8233, Exemption from Withholding on Compensation for Independent (and Certain Dependent) Personal Services of a Nonresident Alien Individual, or FORM W-4, Employee's Withholding Allowance Certificate.

- You are receiving income that is effectively connected with the conduct of a trade or business in the United States. Instead, provide FORM W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States. If any of the income for which you have provided a Form W-8BEN becomes effectively connected, this is a change in circumstances and Form W-8BEN is no longer valid. You must file Form W-8ECI. See CHANGE IN CIRCUMSTANCES below.

- You are filing for a foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section 115(2), 501(c), 892, 895, or 1443(b). Instead, provide FORM W-8EXP, Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding. However, you should use Form W-8BEN if you are claiming treaty benefits or are providing the form only to claim you are a foreign person exempt from backup withholding. You should use Form W-8ECI if you received effectively connected income (e.g., income from commercial activities).

- You are a foreign flow-through entity, other than a hybrid entity, claiming treaty benefits. Instead, provide FORM W-8IMY, Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding. However, if you are a partner, beneficiary, or owner of a flow-through entity and you are not yourself a flow-through entity, you may be required to furnish a Form W-8BEN to the flow-through entity.

- You are a reverse hybrid entity transmitting beneficial owner documentation provided by your interest holders to claim treaty benefits on their behalf. Instead, provide Form W-8IMY.

- You are a withholding foreign partnership or a withholding foreign trust. A withholding foreign partnership or a withholding foreign trust is a foreign partnership or trust that has entered into a withholding agreement with the IRS under which it agrees to assume primary withholding responsibility for each partner's, beneficary's, or owner's distributive share of income subject to withholding that is paid to the partnership or trust. Instead, provide Form W-8IMY.

- You are acting as an intermediary (i.e., acting not for your own account, but for the account of others as an agent, nominee, or custodian). Instead, provide Form W-8IMY.

GIVING FORM W-8BEN TO THE WITHHOLDING AGENT. DO NOT send Form W-8BEN to the IRS. Instead, give it to the person who is requesting it from you. Generally, this will be the person from whom you receive the payment or who credits your account. Give Form W-8BEN to the person requesting it before the payment is made to you or credited to your account. If you do not provide this form, the withholding agent may have to withhold at a 30% (foreign-person withholding) or 31% (backup withholding) rate. If you receive more than one type of income from a single withholding agent for which you claim different benefits, the withholding agent may, at its option, require you to submit a Form W-8BEN for each different type of income. Generally, a separate Form W-8BEN must be given to each withholding agent.

NOTE: If you own the income or account jointly with one or more other persons, the income or account will be treated by the withholding agent as owned by a foreign person if Forms W-8BEN are provided by all of the owners. If the withholding agent receives a Form W-9 from any of the joint owners, the payment must be treated as made to a U.S. person.

CHANGE IN CIRCUMSTANCES. If a change in circumstances makes any information on the Form W-8BEN you have submitted incorrect, you must notify the withholding agent or payer within 30 days of the change in circumstances and you MUST file a new Form W-8BEN or other appropriate form.

     If you use Form W-8BEN to certify that you are a foreign person, a change of address to an address in the United States is a change in circumstances. Generally, a change of address within the same foreign country or to another foreign country is not a change in circumstances. However, if you use Form W-8BEN to claim treaty benefits, a move to the United States or outside the country where you have been claiming treaty benefits is a change in circumstances. In that case, you must notify the withholding agent or payer within 30 days of the move.

     If you become a U.S. citizen or resident after you submit Form W-8BEN, you are no longer subject to the 30% foreign-person withholding rate. You must notify the withholding agent or payer within 30 days of becoming a U.S. citizen or resident. You may be required to provide a Form W-9. For more information, see Form W-9 and instructions.

EXPIRATION OF FORM W-8BEN. Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (TIN) will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. For example, a Form W-8BEN signed on September 30, 2001, remains valid through December 31, 2004. A Form W-8BEN furnished with a U.S. TIN will remain in effect until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to the beneficial owner who provided the Form W-8BEN. See LINE 6 on page 5 for circumstances under which you MUST provide a U.S. TIN.

DEFINITIONS

BENEFICIAL OWNER. For payments other than those for which a reduced rate of withholding is claimed under an income tax treaty, the beneficial owner of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent, or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income.

     Foreign partnerships, foreign simple trusts, and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. The beneficial owners of income paid to a foreign partnership are generally the partners in the partnership, provided that the partner is not itself a partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of income paid to a foreign simple trust (i.e., a foreign trust that is described in section 651(a)) are generally the beneficiaries of the trust, if the beneficiary is not a foreign partnership, foreign simple or grantor trust, nominee or other agent. The beneficiaries of a foreign grantor trust (i.e., a foreign trust to the extent that all or a portion of the income of the trust is treated as owned by the grantor or another person under sections 671 through 679) are the persons treated as the owners of the trust. The beneficial owners of income paid to a foreign complex trust (i.e., a foreign trust that is not a foreign simple trust or foreign grantor trust) is the trust itself.

     The beneficial owner of income paid to a foreign estate is the estate itself.

NOTE: A payment to a U.S. partnership, U.S. trust, or U.S. estate is treated as a payment to a U.S. payee that is not subject to 30% foreign-person withholding. A U.S. partnership, trust, or estate should provide the withholding agent with a Form W-9.

FOREIGN PERSON. A foreign person includes a nonresident alien individual, a foreign corporation, a foreign partnership, a foreign trust, a foreign estate, and any other person that is not a U.S. person. It also includes a foreign branch or office of a U.S. financial institution or U.S. clearing organization if the foreign branch is a qualified intermediary. Generally, a payment to a U.S. branch of a foreign person is a payment to a foreign person.

NONRESIDENT ALIEN INDIVIDUAL. Any individual who is not a citizen or resident of the United States is a nonresident alien individual. An alien individual meeting either the "green card test" or the "substantial presence test" for the calendar year is a resident alien. Any person not meeting either test is a nonresident alien individual. Additionally, an alien individual who is a resident of a foreign country under the residence article of an income tax treaty, or an alien individual who is a resident of Puerto Rico, Guam, the Commonwealth of the Northern Mariana Islands, the U.S. Virgin Islands, or American

Samoa is a nonresident alien individual. See PUB. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

NOTE: Even though a nonresident alien individual married to a U.S. citizen or resident alien may choose to be treated as a resident alien for certain purposes (e.g., filing a joint income tax return), such individual is still treated as a nonresident alien for withholding tax purposes on all income except wages.

FLOW-THROUGH ENTITY. A flow-through entity is a foreign partnership (other than a withholding foreign partnership), a foreign simple or foreign grantor trust (other than a withholding foreign trust), or, for payments for which a reduced rate of withholding is claimed under an income tax treaty, any entity to the extent the entity is considered to be fiscally transparent (see below) with respect to the payment by an interest holder's jurisdiction.

HYBRID ENTITY. A hybrid entity is any person (other than an individual) that is treated as fiscally transparent (see below) in the United States but is not treated as fiscally transparent by a country with which the United States has an income tax treaty. Hybrid entity status is relevant for claiming treaty benefits. See LINE 9C on page 6.

REVERSE HYBRID ENTITY. A reverse hybrid entity is any person (other than an individual) that is not fiscally transparent under U.S. tax law principles but that is fiscally transparent under the laws of a jurisdiction with which the United States has an income tax treaty. See LINE 9C on page 6.

FISCALLY TRANSPARENT ENTITY. An entity is treated as fiscally transparent with respect to an item of income for which treaty benefits are claimed to the extent that the interest holders in the entity must, on a current basis, take into account separately their shares of an item of income paid to the entity, whether or not distributed, and must determine the character of the items of income as if they were realized directly from the sources from which realized by the entity. For example, partnerships, common trust funds, and simple trusts or grantor trusts are generally considered to be fiscally transparent with respect to items of income received by them.

DISREGARDED ENTITY. A business entity that has a single owner and is not a corporation under Regulations section 301.7701-2(b) is disregarded as an entity separate from its owner.

AMOUNTS SUBJECT TO WITHHOLDING. Generally, an amount subject to withholding is an amount from sources within the United States that is fixed or determinable annual or periodical (FDAP) income. FDAP income is all income included in gross income, including interest (as well as OID), dividends, rents, royalties, and compensation. FDAP income does not include most gains from the sale of property (including market discount and option premiums).

WITHHOLDING AGENT. Any person, U.S. or foreign, that has control, receipt, or custody of an amount subject to withholding or who can disburse or make payments of an amount subject to withholding is a withholding agent. The withholding agent may be an individual, corporation, partnership, trust, association, or any other entity, including (but not limited to) any foreign intermediary, foreign partnership, and U.S. branches of certain foreign banks and insurance companies. Generally, the person who pays (or causes to be paid) the amount subject to withholding to the foreign person (or to its agent) must withhold.

------------------------------------------------------------

SPECIFIC INSTRUCTIONS

NOTE: A hybrid entity should give Form W-8BEN to a withholding agent only for income for which it is claiming a reduced rate of withholding under an income tax treaty. A reverse hybrid entity should give Form W-8BEN to a withholding agent only for income for which NO treaty benefit is being claimed.

PART I

LINE 1. Enter your name. If you are a disregarded entity with a single owner who is a foreign person and you are not claiming treaty benefits as a hybrid entity, this form should be completed and signed by your foreign single owner. If the account to which a payment is made or credited is in the name of the disregarded entity, the foreign single owner should inform the withholding agent of this fact. This may be done by including the name and account number of the disregarded entity on line 8 (reference number) of Part I of the form. However, if you are a disregarded entity that is claiming treaty benefits as a hybrid entity, this form should be completed and signed by you.

LINE 2. If you are a corporation, enter the country of incorporation. If you are another type of entity, enter the country under whose laws you are created, organized, or governed. If you are an individual, enter N/A (for "not applicable").

LINE 3. Check the one box that applies. By checking a box, you are representing that you qualify for this classification. You must check the box that represents your classification (e.g., corporation, partnership, trust, estate, etc.) under U.S. tax principles. DO NOT check the box that describes your status under the law of the treaty country. If you are a partnership or disregarded entity receiving a payment for which treaty benefits are being claimed, you must check the "Partnership" or "Disregarded entity" box. If you are a sole proprietor, check the "Individual" box, not the "Disregarded entity" box.

CAUTION: Only entities that are tax-exempt under section 501 should check the "Tax-exempt organizations" box. Such organizations should use Form W-8BEN only if they are claiming a reduced rate of withholding under an income tax treaty or some code exception other than section 501. Use Form W-8EXP if you are claiming an exemption from withholding under section 501.

LINE 4. Your permanent residence address is the address in the country where you claim to be a resident for purposes of that country's income tax. If you are giving Form W-8BEN to claim a reduced rate of withholding under an income tax treaty, you must determine your residency in the manner required by the treaty. Do not show the address of a financial institution, a post office box, or an address used solely for mailing purposes. If you are an individual who does not have a tax residence in any country, your permanent residence is where you normally reside. If you are not an individual and you do not have a tax residence in any country, the permanent residence address is where you maintain your principal office.

LINE 5. Enter your mailing address only if it is different from the address you show on line 4.

LINE 6. If you are an individual, you are generally required to enter your social security number (SSN). To apply for an SSN, get FORM SS-5 from a Social Security Administration (SSA) office. Fill in Form SS-5 and return it to the SSA.

     If you do not have an SSN and are not eligible to get one, you must get an individual taxpayer identification number (ITIN). TO APPLY FOR AN ITIN, file FORM W-7 with the IRS. It usually takes about 30 days to get an ITIN.

     If you are not an individual (e.g., a foreign estate or trust), or you are an individual who is an employer or who is engaged in a U.S. trade or business as a sole proprietor, use FORM SS-4, Application for Employer Identification Number, to obtain an EIN. If you are a disregarded entity claiming treaty benefits as a hybrid entity, enter YOUR EIN.

     You MUST provide a U.S. taxpayer identification number (TIN) if you are:

     1. Claiming an exemption from withholding under section 871(f) for certain annuities received under qualified plans, or

     2. A foreign grantor trust with 5 or fewer grantors, or

     3. Claiming benefits under an income tax treaty.

     However, a U.S. TIN is not required to be shown in order to claim treaty benefits on the following items of income:

- Dividends and interest from stocks and debt obligations that are actively traded;

- Dividends from any redeemable security issued by an investment company registered under the Investment Company Act of 1940 (mutual fund);

- Dividends, interest, or royalties from units of beneficial interest in a unit investment trust that are (or were upon issuance) publicly offered and are registered with the SEC under the Securities Act of 1933; and

- Income related to loans of any of the above securities.

NOTE: You may want to obtain and provide a U.S. TIN on Form W-8BEN even though it is not required. A Form W-8BEN containing a U.S. TIN remains valid for as long as your status and the information relevant to the certifications you make on the form remain unchanged provided at least one payment is reported to you annually on Form 1042-S.

LINE 7. If your country of residence for tax purposes has issued you a tax identifying number, enter it here. For example, if you are a resident of Canada, enter your Social Insurance Number.

LINE 8. This line may be used by the filer of Form W-8BEN or by the withholding agent to whom it is provided to include any referencing information that is useful to the withholding agent in carrying out its obligations. For example, withholding agents who are required to associate the Form W-8BEN with a particular Form W-8IMY may want to use line 8 for a referencing number or code that will make the association clear. A beneficial owner may use line 8 to include the number of the account for which he or she is providing the form.

PART II

LINE 9a. Enter the country where you claim to be a resident for income tax treaty purposes. For treaty purposes, a person is a resident of a treaty country if the person is a resident of that country under the terms of the treaty.

LINE 9b. If you are claiming benefits under an income tax treaty, you must have a U.S. TIN unless one of the exceptions listed under LINE 6 above applies.

LINE 9c. An entity (but not an individual) that is claiming a reduced rate of withholding under an income tax treaty must represent that it (1) derives the item of income for which the treaty benefit is claimed and (2) meets the limitation on benefits provisions contained in the treaty, if any.

     An item of income may be derived by either the entity receiving the item of income or by the interest holders in the entity or, in certain circumstances, both. An item of income paid to an entity is considered to be derived by the entity only if the entity is not fiscally transparent under the laws of the entity's jurisdiction with respect to the item of income. An item of income paid to an entity shall be considered to be derived by the interest holder in the entity only if (1) the interest holder is not fiscally transparent in its jurisdiction with respect to the item of income and (2) the entity is considered to be fiscally transparent under the laws of the interest holder's jurisdiction with respect to the item of income. An item of income paid directly to a type of entity specifically identified in a treaty as a resident of a treaty jurisdiction is treated as derived by a resident of that treaty jurisdiction.

     If an entity is claiming treaty benefits on its own behalf, it should complete Form W-8BEN. If an interest holder in an entity that is considered fiscally transparent in the interest holder's jurisdiction is claiming a treaty benefit, the interest holder should complete Form W-8BEN on its own behalf and the fiscally transparent entity should associate the interest holder's Form W-8BEN with a Form W-8IMY completed by the entity.

NOTE: An income tax treaty may not apply to reduce the amount of any tax on an item of income received by an entity that is treated as a domestic corporation for U.S. tax purposes. Therefore, neither the domestic its shareholders are entitled to the benefits of a reduction of U.S. income tax on an item of income received from U.S. sources by the corporation.

     To determine whether an entity meets the limitation on benefits provisions of a treaty, you must consult the specific provisions or articles under the treaties. Income tax treaties are available on the IRS Web Site at www.irs.gov/ind_info/treaties.html.

NOTE: If you are an entity that derives the income as resident of a treaty country, you may check this box if the applicable income tax treaty does not contain a "limitation on benefits" provision.

     LINE 9d. CAUTION: If you are claiming treaty benefits under an income tax treaty entered into force after December 31, 1986, DO NOT check box 9c. Instead, check box 9c.

     If you are a foreign corporation claiming treaty benefits under an income tax treaty that entered into force before January 1, 1987 (and has not been renegotiated) on (A) U.S. source dividends paid to you by another foreign corporation, or (B) U.S. trade or business of another foreign corporation, you must generally be a "qualified resident" of a treaty country. See section 884 for the definition of interest paid by a U.S. trade or business of a foreign corporation ("branch interest") and other applicable rules.

     In general, a foreign corporation is a qualified reside of a country if one or more of the following applies:

- It meets a 50% ownership and base erosion test.

- It is primarily and regularly traded on an established securities market in its country of residence or the United States.

- It carries on an active trade or business in its country of residence.

- It gets a ruling from the IRS that it is a qualified resident.

     See Regulations section 1.884-5 for the requirements that must be met to satisfy each of these tests.

     LINE 9e. Check this box if you are related to the withholding agent within the meaning of Section 267(b) or 707(b) and the aggregate amount subject to withholding received during the calendar year exceeds $5000,000. Additionally, you must file FORM 8833, Treaty-Based Return Position Disclosure Under Section 6114 or 7701(b).

     LINE 10. Line 10 must be used only if you are claiming treaty benefits that require that you meet conditions not covered by the representations you make in lines 9a through 9e. However, this line should always be completed by foreign students and researchers claim-ing treaty benefits. See SCHOLARSHIP AND FELLOWSHIP GRANTS below for more information.

     Additional examples of persons who should complete this line are:

     1. Exempt organizations claiming treaty benefits under the exempt organization articles of the treaties with Canada, Mexico, Germany, and the Netherlands.

     2. Persons claiming an exemption under a personal services article that contains a monetary threshold.

     3. Foreign corporations that are claiming a preferential rate applicable to dividends based on ownership of a specific percentage of stock.

     4. Persons claiming treaty benefits on royalties if the treaty contains different withholding rates for different types of royalties.

     This line is generally not applicable to claiming treaty benefits under an interest or dividends (other than dividends subject to a preferential rate based on ownership) article of a treaty.

     SCHOLARSHIP AND FELLOWSHIP GRANTS. A nonresident alien student (including a trainee or business apprentice) or researcher who receives scholarship or fellowship grant income may use Form W-8BEN to claim benefits under a tax treaty that apply to reduce or eliminate U.S. tax on such income. NO FORM W-8BEN IS REQUIRED UNLESS A TREATY BENEFIT IS BEING CLAIMED. A nonresident alien student or researcher who receives compensation for personal services should use Form 8233 to claim any benefits of a tax treaty that apply to such compensation if the compensation is included in, or is in addition to, the individual's scholarship or fellowship grant income.

     Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on income from a scholarship or fellowship grant. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for scholarship or fellowship grant income even after the recipient has otherwise become a U.S. resident alien for tax purposes. Thus, a student or researcher may continue to use Form W-8BEN to claim a tax treaty benefit if the withholding agent has otherwise indicated an intention to withhold on a scholarship or fellowship grant.

     EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States.

     COMPLETING LINES 4 AND 9a. Most tax treaties that contain an article exempting scholarship or fellowship grant income from taxation require that the recipient be a resident of the other treaty country at the time of, or immediately prior to, entry into the United States. Thus, a student or researcher may claim the exemption even if he or she no longer has a permanent address in the other treaty country after entry into the United States. If this is the case, you may provide a U.S. address on line 4 and still be eligible for the exemption if all other conditions required by the tax treaty are met. You must also identify on line 9a the tax treaty country of which you were a resident at the time of, or immediately prior to, your entry into the United States.

     COMPLETING LINE 10. You must complete line 10 if you are a student or researcher claiming an exemption from taxation on your scholarship or fellowship grant income under a tax treaty. You must identify the applicable treaty article. Additionally, if you are a U.S. resident alien and are relying on an exception contained in the saving clause of a tax treaty to claim exemption from taxation on your scholarship or fellowship income, you must specify the article number (or location) in the tax treaty that contains the saving clause and its exceptions.

PART III

If you check this box, you must provide the withholding agent with the required statement for income from a notional principal contract that is to be treated as income not effectively connected with the conduct of a trade or business in the United States. You should update this statement as often as necessary. A new Form W-8BEN is not required for each update provided the form otherwise remains valid.

PART IV

Form W-8BEN must be signed and dated by the beneficial owner of the income, or, if the beneficial owner is not an individual, by an authorized representative or officer of the beneficial owner. If Form W-8BEN is completed by an agent acting under a duly authorized power of attorney, the form must be accompanied by the power of attorney in proper form or a copy thereof specifically authorizing the agent to represent the princi-pal in making, executing, and presenting the form. FORM 2848, Power of Attorney and Declaration of Representative, may be used for this purpose. The agent, as well as the beneficial owner, may incur liability for the penalties provided for an erroneous, false, or fraudulent form.

BROKER TRANSACTIONS OR BARTER EXCHANGES. Income from transactions with a broker, or barter exchanges, is subject to reporting rules and backup withholding unless Form W-8BEN or a substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person.

     You are an exempt foreign person for a calendar year in which: (1) you are a nonresident alien individual or a foreign corporation, partnership, estate, or trust; (2) you are an individual who has not been, and does not plan to be, present in the United States for a total of 183 days or more during the calendar year; and (3) you are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

------------------------------------------------------------

PAPERWORK REDUCTION ACT NOTICE. We ask for the information on this form to carry out the Internal Revenue laws of the United States. You are required to provide the information. We need it to ensure that you are complying with these laws and to allow us to figure and collect the right amount of tax.

     You are not required to provide the information requested on a form that is subject to the Paperwork reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

     The time needed to complete and file this form will vary depending on individual circumstances. The estimated average time is: RECORDKEEPING, 5 hr., 58 min.; LEARNING ABOUT THE LAW OR THE FORM, 3 hr., 46 min.; PREPARING AND SENDING THE FORM TO IRS, 4 hr., 2 min.

     If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. DO NOT send Form W-8BEN to this office. Instead, give it to your withholding agent.

                                  INSTRUCTIONS

     1. Inadequate Space. If the space provided in the box entitled "Debentures Physically Tendered" above is inadequate, the certificate numbers and/or the principal amount of Debentures should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     2. Partial Tenders and Unexchanged Principal Amount. If less than all of the principal amount of Debentures evidenced by any certificate are to be tendered, fill in the principal amount that is to be tendered in the column entitled "Principal Amount of Debentures Tendered" in the table set forth under the caption entitled "Debentures Physically Tendered" above. In that case, if any tendered principal amount of Debentures are exchanged, a new certificate for the remaining principal amount (including any amount not exchanged) evidenced by the old certificate(s) will be issued and sent to the holder(s). Unless otherwise indicated, the entire principal amount of all Debentures represented by the certificate(s) set forth above and delivered to the Exchange Agent will be deemed to have been tendered.

     3. Irregularities. All questions as to the principal amount of Debentures to be accepted, the number of Exchange Notes to be offered in exchange for the Debentures and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Debentures will be determined by Coeur d'Alene Mines in its sole discretion, which determination will be final and binding on all parties. Coeur d'Alene Mines reserves the absolute right to reject any or all tenders of Debentures it determines not to be in proper form or the acceptance of which or exchange for which may, in the opinion of Coeur's counsel, be unlawful. Coeur d'Alene Mines also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in any tender with respect to any particular Debentures or any particular Debenture holder, and Coeur's interpretation of the terms of the Exchange Offer (including these Instructions) will be final and binding on all parties. No tender of Debentures will be deemed to be properly made until all defects and irregularities have been cured by the tendering Debenture holder or waived by Coeur d'Alene Mines. Unless waived, any defects or irregularities in connection with tenders must be cured within that time as Coeur d'Alene Mines will determine. None of Coeur d'Alene Mines, the Dealer Manager (as defined in the Prospectus), the Exchange Agent, the Information Agent (as defined in the Prospectus) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

     4. Questions and Requests for Assistance and Additional Copies. You may request additional copies of the Prospectus and the Letter of Transmittal from the Information Agent at its addresses and telephone numbers set forth on the back cover of the Prospectus.

     5. U.S. Taxpayer Identification Number and Backup Withholding for United States Debenture Holders. If the Debenture holder is a "United States Holder" (as defined in "United States Federal Income Tax Considerations" in the Prospectus), federal income tax law generally requires that a Debenture holder whose tendered Debentures are accepted for exchange, or the Debenture holder's assignee (in either case, the "Payee"), provide the Exchange Agent with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee that is a United States Holder must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

     If a Payee that is a United States Holder lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part I of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Exchange Agent within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Exchange Agent. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from backup withholding, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury, attesting to the exempt status. This form may be obtained from the Exchange Agent.

     6. Withholding for Non-United States Debenture Holders. Even if a Non-United States Holder (as defined in "United States Federal Income Tax Considerations" in the accompanying Prospectus) has provided the required certification on Form W-8 or Substitute Form W-8 to avoid backup withholding, the Exchange Agent will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or his agent unless the Exchange Agent determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. To obtain a reduced rate of withholding under a tax treaty, a Non-United States Holder must deliver to the Exchange Agent before the exchange a properly completed and executed IRS Form 1001. To obtain an exemption from withholding on the grounds that the Exchange Notes received pursuant to the Exchange Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Exchange Agent a properly completed and executed IRS Form 4224. A Non-United States Holder that qualifies for an exemption from withholding by delivering IRS Form 4224 will generally be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of Debentures pursuant to the Exchange Offer in the manner and to the extent described in "United States Federal Income Tax Considerations" in the accompanying Prospectus as if it were a United States Holder. The Exchange Agent will determine a Debenture holder's status as a Non-United States Holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-United States Holder meets those tests described in "United States Federal Income Tax Considerations" in the accompanying Prospectus that would characterize the transaction as giving rise to capital gain as opposed to interest income or is otherwise able to establish that no tax or a reduced amount of tax is due.

     Non-United States Holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     7. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate(s) representing Debentures has been lost, stolen, destroyed or mutilated, the Debenture holder should advise the Exchange Agent, which will furnish additional instructions.
                            ------------------------

     This Letter of Transmittal, properly completed and duly executed (or a manually signed facsimile of this Letter of Transmittal) must be received by the Exchange Agent before 10:00 P.M., London time (5:00 P.M. New York City time) on the Expiration Date.

                The Information Agent for the Exchange Offer is:

                In the U.S.:                                    In Europe:
            D.F. KING & CO., INC.                           D.F. KING (EUROPE)
         77 Water Street, 20th Floor                2nd Floor, 2 London Wall Buildings
          New York, New York 10005                              London Wall
       Banks and Brokers Call Collect:                        London EC2M 5PP
                212-269-5550                                      England
         All Others Call Toll Free:                        Call: 44 207 920 9700
               (800) 755-7250

                                                                   EXHIBIT 99(a)

                             LETTER OF TRANSMITTAL

                                   TENDER OF
        7 1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE OCTOBER 31, 2005,
      6 3/8% CONVERTIBLE SUBORDINATED DEBENTURES DUE JANUARY 31, 2004, AND
  6% CONVERTIBLE SUBORDINATED DEBENTURES DUE JUNE 10, 2002 IN REGISTERED FORM
                              IN EXCHANGE FOR THE
      13 3/8% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE DECEMBER 31, 2003

  AND THE SALE OF UP TO $25,000,000 OF 13 3/8% CONVERTIBLE SENIOR SUBORDINATED
                      NOTES DUE DECEMBER 31, 2003 FOR CASH

     WHICH WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                PRIOR TO CLOSING

                                       OF

                        COEUR D'ALENE MINES CORPORATION

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY
        TIME (10:00 P.M. LONDON TIME), ON JULY 27, 2001 UNLESS EXTENDED
      (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.
      NEW YORK CITY TIME (10:00 P.M. LONDON TIME), ON THE EXPIRATION DATE.

                                  Delivery To:

                      THE BANK OF NEW YORK, EXCHANGE AGENT

      FOR 7 1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE OCTOBER 31, 2005,
      6 3/8% CONVERTIBLE SUBORDINATED DEBENTURES DUE JANUARY 31, 2004, AND
  6% CONVERTIBLE SUBORDINATED DEBENTURES DUE JUNE 10, 2002 IN REGISTERED FORM

  AND FOR INDICATIONS OF INTEREST IN PURCHASING ADDITIONAL 13 3/8% CONVERTIBLE
                                  SUBORDINATED
                 NOTES DUE DECEMBER 31, 2003 IN THE CASH OFFER

         By Hand or Overnight Courier:                    By Registered or Certified Mail:
              The Bank of New York                              The Bank of New York
               101 Barclay Street                                101 Barclay Street
            New York, New York 10286                          New York, New York 10286
    Attention: Securities Processing Windows                  Attention: Diane Amoroso
           Reorganizations, Floor 7E                         Reorganizations, Floor 7E

                           By Facsimile Transmission:
                                 (212) 815-6339

                             Confirm by Telephone:
                                 (212) 815-3738

             For Information with respect to the Tender Offer call:
                             D.F. King & Co., Inc.
                               at (800) 755-7250

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery.

     The undersigned acknowledges that he or she has received and reviewed the Preliminary Prospectus, dated July 2, 2001 (the "Prospectus"), of Coeur d'Alene Mines Corporation, an Idaho corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer to exchange up to $71,340,000 aggregate principal amount of the Company's 13 3/8% Convertible Senior Subordinated Notes due December 31, 2003 (the "Exchange Notes"), for an aggregate principal amount of up to $129,632,000 of the Company's issued and outstanding 7 1/4% Convertible Subordinated Debentures due October 31, 2005 and its 6 3/8% Convertible Subordinated Debentures due January 31, 2004 and up to $6,524,000 of the Company's issued and outstanding 6% Convertible Subordinated Debentures due June 10, 2002 (together, the "Debentures") from the registered holders thereof (the "Holders") (the "Exchange Offer").

     For each 6% Convertible Subordinated Debenture due June 10, 2002 in principal amount of $1000 accepted for exchange, the Holder of such Debenture will receive an Exchange Note having a principal amount of $1000. For each $2000 in principal amount of 7 1/4% Convertible Subordinated Debentures due October 31, 2005 and 6 3/8% Convertible Subordinated Debentures due January 31, 2004 accepted for exchange, the Holder of such Debentures will receive an Exchange Note having a principal amount of $1000. The Exchange Notes will bear interest from the date of issuance. Accordingly, Holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the date of issuance.

     Holders who tender Debentures may offer to purchase up to $25.0 million aggregate principal amount of additional Exchange Notes for cash pursuant to the Cash Offer. See the "Cash Offer" section of the Prospectus.

     This Letter is to be completed by a Holder of Debentures and tender of Debentures is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--procedures for tendering 6 3/8% and 7 1/4% debentures and 6% debentures held in registered form" section of the Prospectus. Holders of Debentures who are unable to deliver confirmation of the book-entry tender of their Debentures into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Debentures according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed delivery procedures" section of the Prospectus. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer and Cash Offer.

     List in the sections provided below each issue of Debentures to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Debentures should be listed and attached on a separate schedule.

--------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF 7 1/4% DEBENTURES
--------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
               (PLEASE FILL IN, IF BLANK)                        1                  2                 3
--------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE
                                                             DEBENTURE          PRINCIPAL         PRINCIPAL
                                                            CERTIFICATE         AMOUNT OF           AMOUNT
                                                             NUMBER(S)     7 1/4% DEBENTURE(S)    TENDERED*
                                                           ---------------------------------------------------
                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                               Total
--------------------------------------------------------------------------------------------------------------
 * Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the 7 1/4%
   Debentures represented by the 7 1/4% Debentures indicated in column 2. See Instruction 2. 7 1/4% Debentures tendered hereby must be in denominations of principal amount of $2000 and any integral multiple thereof.
   See instruction 1.
--------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED 7 1/4% DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution
                                 -----------------------------------------------

   Account Number
                 ---------------------------------------------------------------

   Transaction Code Number
                          ------------------------------------------------------

[ ] CHECK HERE IF TENDERED 7 1/4% DEBENTURES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s)
                                  --------------------------------------------

   Window Ticket Number (if any)
                                -----------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery
                                                     --------------------------

   Name of Institution which Guaranteed Delivery
                                                -------------------------------

   For Book-Entry Transfer, Complete the Following:

   Account Number
                  --------------------------------------------------------------

   Transaction Code Number
                           -----------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF 6 3/8% DEBENTURES
--------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
               (PLEASE FILL IN, IF BLANK)                        1                  2                 3
--------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE
                                                             DEBENTURE          PRINCIPAL         PRINCIPAL
                                                            CERTIFICATE         AMOUNT OF           AMOUNT
                                                             NUMBER(S)     6 3/8% DEBENTURE(S)    TENDERED*
                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                               Total
--------------------------------------------------------------------------------------------------------------
 * Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the 6 3/8%
   Debentures represented by the 6 3/8% Debentures indicated in column 2. See Instruction 2. 6 3/8% Debentures tendered hereby must be in denominations of principal amount of $2000 and any integral multiple thereof.
   See instruction 1.
--------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED 6 3/8% DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution
                                ------------------------------------------------

   Account Number
                 ---------------------------------------------------------------

   Transaction Code Number
                          ------------------------------------------------------

[ ] CHECK HERE IF TENDERED 6 3/8% DEBENTURES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s)
                                 -------------------------------------------

  Window Ticket Number (if any)
                               ----------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
                                                    -------------------------

  Name of Institution which Guaranteed Delivery
                                               ------------------------------

  For Book-Entry Transfer, Complete the Following:

  Account Number
                ----------------------------------------------------------------

  Transaction Code Number
                         -------------------------------------------------------

\

------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF 6% DEBENTURES
------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
               (PLEASE FILL IN, IF BLANK)                        1                 2                3
------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE
                                                             DEBENTURE         PRINCIPAL        PRINCIPAL
                                                            CERTIFICATE        AMOUNT OF          AMOUNT
                                                             NUMBER(S)      6% DEBENTURE(S)     TENDERED*
                                                           -------------------------------------------------

                                                           -------------------------------------------------

                                                           -------------------------------------------------

                                                           -------------------------------------------------

                                                           -------------------------------------------------

                                                               Total
------------------------------------------------------------------------------------------------------------
 * Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the 6%
   Debentures represented by the 6% Debentures indicated in column 2. See Instruction 2. 6% Debentures tendered hereby must be in denominations of principal amount of $1000 and any integral multiple thereof.
   See instruction 1.
------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED 6% DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution
                               -------------------------------------------------

  Account Number
                ----------------------------------------------------------------

  Transaction Code Number
                         -------------------------------------------------------

[ ] CHECK HERE IF TENDERED 6% DEBENTURES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s)
                                 -------------------------------------------

  Window Ticket Number (if any)
                               ----------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
                                                    ------------------------

  Name of Institution which Guaranteed Delivery
                                               -----------------------------

  For Book-Entry Transfer, Complete the Following:

  Account Number
                ----------------------------------------------------------------

  Transaction Code Number
                         -------------------------------------------------------

[ ] CHECK HERE IF OFFERING TO BUY ADDITIONAL EXCHANGE NOTES FOR CASH* AND
    COMPLETE THE FOLLOWING:

    Aggregate Principal Amount of Exchange Notes $ ______________ **

  * The Cash Offer is entirely contingent upon the completion of the Exchange Offer and, in no event will we sell any additional Exchange Notes if the Exchange Offer is not completed for any reason.

 ** Offers for additional purchases of Exchange Notes must be in denominations of principal amount of $1000 and any integral multiple thereof.

*** In order to indicate interest in the Cash Offer, you must return this Letter of Transmittal to the Exchange Agent at the address on the first page of this Letter. See Instruction 6 below.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Debentures as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Debentures, with full power of substitution, among other things, to cause the Debentures to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures and to acquire Exchange Notes issuable upon the exchange of such tendered Debentures, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal rights" section of the Prospectus.

     The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with "U.S. Persons" and "persons subject to the jurisdiction of the United States" by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

     THE UNDERSIGNED, BY COMPLETING ONE OR MORE OF THE SECTIONS ENTITLED "DESCRIPTION OF 7 1/4% DEBENTURES" "DESCRIPTION OF 6 3/8% DEBENTURES" OR "DESCRIPTION OF 6% DEBENTURES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE DEBENTURES AS SET FORTH IN THE SECTIONS ABOVE.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

                          SPECIAL ISSUANCE INSTRUCTION
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if Exchange Notes or Debentures not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or unexchanged 7 1/4% Debentures to:


Name(s) -----------------------------------------------------------------------

                    (PLEASE TYPE OR PRINT)
--------------------------------------------------------------------------------

                    (PLEASE TYPE OR PRINT)

Address -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Issue Exchange Notes and/or unexchanged 6 3/8% Debentures to:


Name(s) -----------------------------------------------------------------------

                    (PLEASE TYPE OR PRINT)
--------------------------------------------------------------------------------

                    (PLEASE TYPE OR PRINT)

Address -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Issue Exchange Notes and/or unexchanged 6% Debentures to:


Name(s) -----------------------------------------------------------------------

                    (PLEASE TYPE OR PRINT)
--------------------------------------------------------------------------------

                    (PLEASE TYPE OR PRINT)

Address -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)

Credit Exchange Notes and/or unexchanged Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

--------------------------------------------------------------------------------
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME (10:00 P.M. LONDON TIME), ON THE EXPIRATION DATE.

     If a Holder is tendering any Debentures, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Debentures or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

                    (PLEASE TYPE OR PRINT)
Capacity:
          --------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible
Institution:
            -----------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                (NAME AND FIRM)

Dated:                      , 2001
       --------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE
        7 1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE OCTOBER 31, 2005,
      6 3/8% CONVERTIBLE SUBORDINATED DEBENTURES DUE JANUARY 31, 2004, AND
6% CONVERTIBLE SUBORDINATED DEBENTURES DUE JUNE 10, 2002 IN REGISTERED FORM ONLY

                              IN EXCHANGE FOR THE
      13 3/8% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE DECEMBER 31, 2003
  AND THE SALE OF UP TO $25,000,000 OF 13 3/8% CONVERTIBLE SENIOR SUBORDINATED
                      NOTES DUE DECEMBER 31, 2003 FOR CASH

     WHICH WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                PRIOR TO CLOSING

                                       OF

                        COEUR D'ALENE MINES CORPORATION

     1. Delivery of this Letter; Guaranteed Delivery Procedures. This Letter, or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, is to be completed by Holders of Debentures for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--procedures for tendering 6 3/8% and 7 1/4% debentures and 6% debentures in registered form" section of the Prospectus. Book-Entry Confirmation as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Debentures tendered hereby must be in denominations of principal amount of $1000 for 6% Debentures, and $2000 or any integral multiple thereof for 6 3/8% Debentures and 7 1/4% of Debentures.

     Holders who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Debentures pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof), or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Debentures and the amount of Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date a Book-Entry Confirmation and any other documents requested by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The delivery of the Debentures and all other required documents will be deemed made only when confirmed by the Exchange Agent.

     See "The Exchange Offer" section of the Prospectus.

     2. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered Holder of the Debentures tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Debentures in the Book-Entry Transfer Facility System without any change whatsoever.

     If any tendered Debentures are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Debentures are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

     When this Letter is signed by the registered Holder[s] of the Debentures specified herein and tendered hereby, no separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered Holder, then separate bond powers are required.

     If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Debentures are tendered: (i) by a registered Holder of Debentures (including any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Debentures) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

     3. Special Issuance Instructions. Holders tendering Debentures by book-entry transfer may request that Debentures not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Debentures not exchanged will be credited to the proper account maintained at The Depository Trust Company. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

     4. Taxpayer Identification Number. Federal income tax law generally requires that a tendering Holder whose Debentures are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange to such tendering Holder of Exchange Notes. If such withholding results in an overpayment of taxes, a refund may obtained.

     Exempt Holders of Debentures (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Debentures must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct, (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Debentures is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Debentures are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 31% of reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 31% of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

     5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Debentures to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Debentures not exchanged are to be registered or issued in the name of, any person other than the registered Holder of the Debentures tendered hereby, or if tendered Debentures are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Debentures to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     6. Indications of Interest in the Cash Offer. In order to indicate interest in the Cash Offer, you must return the Letter of Transmittal to the Exchange Agent at the appropriate address on the first page of this Letter, regardless of whether you tender your Debentures by book-entry transfer or guaranteed delivery procedures. The Depository Trust Company's ATOP tender offer system CAN NOT accommodate indications of interest in the Cash Offer. If these procedures require clarification, please contact J.T. Stephens at Robertson Stephens toll free at 1-888-772-6101.

     7. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Debentures, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Debentures for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Debentures nor shall any of them incur any liability for failure to give any such notice.

     9. Withdrawal Rights. Tenders of Debentures may be withdrawn at any time prior to 5:00 P.M., New York City time (10:00 P.M. London time), on the Expiration Date.

     For a withdrawal of a tender of Debentures to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M. New York City time (10:00 P.M. London time), on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Debentures to be withdrawn (the "Depositor"),
(ii) specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Debentures and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Debentures exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Debentures were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Debentures register the transfer of such Debentures in the name of the person withdrawing the tender and (v) specify the name in which such Debentures are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Debentures so withdrawn are validly retendered. Any Debentures that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--procedures for tendering 6 3/8% and 7 1/4% debentures and 6% debentures in registered form" section of the Prospectus, such Debentures will be credited to an account maintained with the Book-Entry Transfer Facility for the Debentures as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Debentures may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time (10:00 P.M. London time), on the Expiration Date.

     10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 4)
--------------------------------------------------------------------------------

PAYOR'S NAME:
  ------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                       PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX   TIN: -----------------------------------
 FORM W-9                         AT RIGHT AND CERTIFY BY SIGNING AND DATING              Social Security Number
 DEPARTMENT OF THE                BELOW.                                                            or
 TREASURY
 INTERNAL REVENUE SERVICE                                                           ----------------------------------
                                                                                      Employer Identification Number
 PAYOR'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER ("TIN")
 AND CERTIFICATION
                                 ---------------------------------------------------------------------------------------
                                  PART 2 -- TIN Applied For [        ]
--------------------------------------------------------------------------------------------------------------------------

CERTIFICATION: Under the Penalties of perjury, I certify that:
(1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me).
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

 Signature                      Date
           --------------------      ----------

 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center of Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                         Date
          -------------------------------------       --------------------------